                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 10, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                          0-27331               88-0348835
(STATE OR OTHER              (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                    5220 Summerlin Commons Blvd., Suite 500
                              Ft. Myers, FL  33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        On February 4, 2003, FindWhat.com, a Nevada corporation, issued a press release regarding Q4 2002 and full year 2002 financial results and issued guidance for future financial performance. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

        (c) Exhibits.

        Exhibit No.             Description
            99                  Press Release, dated February 4, 2003, entitled
                                "FINDWHAT.COM ANNOUNCES RECORD FOURTH
                                QUARTER RESULTS."


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINDWHAT.COM


Date: February 10, 2003                    By:   /s/ Phillip R. Thune
                                              -----------------------
                                           Chief Operating Officer and
                                           Chief Financial Officer



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